UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OXBRIDGE ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

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OXBRIDGE ACQUISITION CORP.
Suite 201, 42 Edward Street

George Town, Grand Cayman

Cayman Islands, KY1-9006

To the Shareholders of Oxbridge Acquisition Corp.:

You are cordially invited to attend the extraordinary general meeting (the “EGM”) of Oxbridge Acquisition Corp., a Cayman Islands exempted company (the “Company”), which will be held in person on August 11, 2023, at 10:00 A.M., Eastern time, at Suite 201, 42 Edward Street, George Town, Cayman Islands, or such other date, time and place to which such meeting may be adjourned. The formal meeting notice and proxy statement for the EGM are attached.

Even if you are planning on attending the EGM, please promptly submit your proxy vote via the Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the EGM. Instructions on voting your shares are on the proxy materials you received for the EGM. Even if you plan to attend the EGM, it is strongly recommended you complete and return your proxy card before the EGM date, to ensure that your shares will be represented at the EGM if you are unable to attend.

The purpose of the EGM is to consider and vote upon the following proposals:

1.	A special resolution to extend the date by which the Company must consummate an initial business combination, by allowing the Company to elect to extend the period to consummate an initial business combination up to six times, each by an additional one-month period, for a total of up to six months, from August 16, 2023 to February 16, 2024 (or such earlier date as determined by the Company’s Board of Directors (the “Board”)) (the “Extension”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”);

2.	A special resolution to amend the Amended and Restated Memorandum and Articles of Association, in the form set forth in the second resolution in Annex A to this Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Amended and Restated Memorandum and Articles of Association: (i) the limitation that the Company shall not redeem the public shares (as defined below) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination (collectively, the “Redemption Limitation”). The Redemption Limitation Amendment, if approved, would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.	A proposal to approve an amendment the Company’s investment management trust agreement, dated as of August 11, 2021, as amended to date (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend allowing the Company to extend the Company’s termination date for an additional six one month extensions until February 16, 2024 (the “Trust Agreement Amendment Proposal”); and

4.	An ordinary resolution to approve the adjournment of the EGM to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Company’s sponsor, OAC Sponsor Ltd. (the “Sponsor”), its investors, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or (z) if the Board determines before the EGM that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal the “Proposals”). If the Adjournment Proposal is presented at the EGM, such proposal will be the only proposal presented at the EGM.

Each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote at a general meeting of the Company.

The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

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The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote at a general meeting of the Company.

Each of the Proposals is more fully described in the accompanying Proxy Statement.

The purpose of the Extension is to allow us more time to complete an initial business combination (the “Business Combination”). The Amended and Restated Memorandum and Articles of Association, as amended to date provide that we have until August 16, 2023 to complete a Business Combination. On February 28, 2023, the Company announced a proposed Business Combination with Jet Token Inc., as described in further detail under “Background.” However, our Board currently believes that there may not be sufficient time to complete a Business Combination by August 16, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Memorandum and Articles of Association to allow the Company to extend the date that we have to consummate a Business Combination through up to six separate one-month extensions through February 16, 2024 (the “Extended Date”) in order to provide our shareholders with the chance to participate in an investment opportunity.

Our Amended and Restated Memorandum and Articles of Association as amended to date currently provides that the Company has until August 16, 2023 to complete its initial business combination (the “Termination Date”). The Board has determined that it is in the best interests of the Company to seek the Extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal, together with a corollary amendment to the Trust Agreement, to allow for additional time to consummate our Business Combination. Without the Extension, the Company believes that the Company may not be able to complete our Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate.

The Company reserves the right at any time to cancel the EGM and not to submit to its shareholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal and not implement the Extension. In the event the EGM is cancelled and the Company cannot implement the Extension, and a Business Combination has not been completed, the Company will dissolve and liquidate in accordance with its Amended and Restated Memorandum and Articles of Association.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their Class A ordinary shares issued in our initial public offering (“IPO”), which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account ( the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when a Business Combination is submitted to the shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association, as amended by the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our Sponsor owns 2,875,000 Class B ordinary shares (the “founder shares”) that were issued to the Sponsor prior to our IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the EGM. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us a loan (the “Extension Loan”) for the lesser of (i) $60,000 or (ii) $0.05 for each public share not redeemed in connection with the Extension Amendment Proposal for each one-month extension until February 16, 2024, to be deposited into the Trust Account. The redemption amount per share at the meeting for such Business Combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension.

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The Extension Loan is conditioned upon the approval and implementation of the Extension Amendment Proposal. No Extension Loan will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Extension Loan will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of a Business Combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our Amended and Restated Memorandum and Articles of Association, and our Sponsor’s obligation to make additional contributions will terminate.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension or a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. The Company believes that the public shares would not be deemed to be “penny stock” because, among other reasons, such securities are listed on a national securities exchange. Accordingly, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Extension or of a Business Combination, the Amended and Restated Memorandum and Articles of Association would prevent the Company from being able to consummate the Extension or a Business Combination even if all other conditions are met.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by August 16, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Class A ordinary shares sold as part of the units in the Company’s IPO that was consummated on August 16, 2021, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, were deposited, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public shareholders”) as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law (the foregoing three actions being referred to herein as to “wind up, redeem and liquidate”).

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In connection with the Extension Amendment Proposal, each public shareholder other than the Sponsor, an officer or a director of the Company may elect (subject to the Redemption Limitation if the Redemption Limitation Amendment Proposal is not approved) to redeem their public shares upon the approval or effectiveness of the Extension at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our Business Combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed Business Combination through the Extended Date if the Extension Amendment Proposal is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed Business Combination is completed, subject to certain conditions and limitations. We are not asking you to vote on any proposed Business Combination at this time.

Based on the Trust Account balance of approximately $13,125,461 as of the date of this Proxy Statement, without taking into account any interest accruing after the date hereof, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.06 at the time of the EGM, before giving effect to any deposits into the Trust Account in connection with this Extension Amendment Proposal, as described above. The closing price of the public shares on The Nasdaq Capital Market on July 13, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.93. Shareholders may not be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

Any withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a portion of the approximately $13,125,461 that was in the Trust Account as of the date of this Proxy Statement. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on acceptable terms, or at all.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of the ordinary shares initially purchased by the Company’s Sponsor, in a private placement prior to the Company’s IPO (the “founder shares” and, together with the public shares, the “shares”), our directors and officers and certain of our advisors and their affiliates, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the EGM to a later date or dates to permit further solicitation of proxies, to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Sponsor, its investors, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem. The Adjournment Proposal will only be presented to our shareholders in the event that (i) there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal, (ii) the Board determines that it is necessary or desirable to adjourn the EGM to permit withdrawals of elections to redeem public shares or share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or (iii) the Board determines before the EGM that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal. The Board expects to exercise its discretion to adjourn the EGM indefinitely in accordance with clause (iii) of the preceding sentence in the event that the Redemption Limitation Amendment Proposal is not approved and elections to redeem public shares are received in an aggregate amount that would cause us to have less than $5,000,001 of net tangible assets following such redemptions and the Board has not determined to adjourn the EGM as described in clause (ii) of the preceding sentence.

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Each of the Extension Amendment Proposal and the Redemption Limitation Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote thereon at the EGM. The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The approval of the Extension and the Trust Agreement Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the shares who, being entitled to do so, attend and vote at the EGM.

Our Board has fixed the close of business on June 23, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the EGM and any adjournment or postponement thereof. Only holders of record of the shares on that date are entitled to have their votes counted at the EGM or any adjournment or postponement thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

No other business may be transacted at the EGM.

Enclosed is the Proxy Statement containing detailed information concerning each of the Proposals and the EGM. Whether or not you plan to attend the EGM, we urge you to read this material carefully and vote your shares.

By Order of the Board,

/s/ Jay Madhu
Jay Madhu
Chief Executive Officer

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OXBRIDGE ACQUISITION CORP.
Suite 201, 42 Edward Street

George Town, Grand Cayman

Cayman Islands, KY1-9006

NOTICE OF 2023 EXTRAORDINARY GENERAL MEETING
TO BE HELD ON AUGUST 11, 2023

To the Shareholders of Oxbridge Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the extraordinary general meeting (the “EGM”) of Oxbridge Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on August 11, 2023 at 10:00 a.m., Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006. The EGM will be held for the sole purpose of considering and voting upon the following proposals:

1.	A special resolution to extend the date by which the Company must consummate an initial business combination, by allowing the Company to elect to extend the period to consummate an initial business combination up to six times, each by an additional one-month period, for a total of up to six months, to February 16, 2024 (or such earlier date as determined by the Company’s Board of Directors (the “Board”)) (the “Extension”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”);

2.	A special resolution to amend the Amended and Restated Memorandum and Articles of Association, in the form set forth in the second resolution in Annex A to this Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Amended and Restated Memorandum and Articles of Association: (i) the limitation that the Company shall not redeem the public shares (as defined below) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination (collectively, the “Redemption Limitation”). The Redemption Limitation Amendment, if approved, would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.	A proposal to approve an amendment the Company’s investment management trust agreement, dated as of August 11, 2021, as amended to date (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend allowing the Company to extend the Company’s termination date for an additional six one month extensions until February 16, 2024 (the “Trust Agreement Amendment Proposal”); and

4.	An ordinary resolution to approve the adjournment of the EGM to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Company’s sponsor, OAC Sponsor Ltd. ( the “Sponsor”), its investors, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or (z) if the Board determines before the EGM that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Trust Agreement Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal, the “Proposals”). If the Adjournment Proposal is presented at the EGM, such proposal will be the only proposal presented at the EGM.

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Only shareholders of record of the Company as of the close of business on June 23, 2023 (“Record Date”) are entitled to notice of, and to vote at, the EGM or any adjournment or postponement thereof. Each share entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the EGM to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the EGM by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the EGM in person, it is strongly recommended that you complete and return your proxy card before the EGM date to ensure that your shares will be represented at the EGM if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/oxac/2023/proxy.

Each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote, whether in person or by proxy, at the EGM.

The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

The Adjournment Proposal must be approved by an ordinary resolution, which requires the affirmative vote of a simple majority of the shareholders as, being entitled to do so, vote in person or by proxy at the EGM.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.

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The Extension Amendment Proposal and the Trust Agreement Amendment Proposal are essential to the overall implementation of the plan of the Board to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is to allow the Company more time to complete its initial business combination.

The purpose of the Extension is to allow us more time to complete an initial business combination (the “Business Combination”). Our Amended and Restated Memorandum and Articles of Association as amended to date provides that we have until August 16, 2023 to complete a Business Combination. On February 28, 2023, the Company announced a proposed Business Combination with Jet Token Inc., as described in further detail under “Background.” However, our Board currently believes that there may not be sufficient time to complete a Business Combination by August 16, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Memorandum and Articles of Association to extend the date that we have to consummate a Business Combination through up to six separate one-month extensions through to February 16, 2024 (the “Extended Date”) in order to provide our shareholders with the chance to participate in an investment opportunity.

The Company reserves the right at any time to cancel the EGM and not to submit to its shareholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal and not implement the Extension. In the event the EGM is cancelled and the Company cannot implement the Extension, and a Business Combination has not been completed, the Company will dissolve and liquidate in accordance with its Amended and Restated Memorandum and Articles of Association.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their shares of Class A ordinary shares issued in our initial public offering (“IPO”), which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when a Business Combination is submitted to the shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association, as amended by the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our Sponsor owns 2,875,000 Class B ordinary shares (the “founder shares”) that were issued to the Sponsor prior to our IPO.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us a loan (the “Extension Loan”) for the lesser of (i) $60,000 or (ii) $0.05 for each public share not redeemed in connection with the Extension Amendment Proposal for each one-month extension until February 16, 2024, to be deposited into the Trust Account. The redemption amount per share at the meeting for such Business Combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension.

The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. No Extension Loan will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Extension Loan will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of a Business Combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our Amended and Restated Memorandum and Articles of Association, and our Sponsor’s obligation to make additional contributions will terminate.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension or a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. The Company believes that the public shares would not be deemed to be “penny stock” because, among other reasons, such securities are listed on a national securities exchange. Accordingly, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Extension or of a Business Combination, the Amended and Restated Memorandum and Articles of Association would prevent the Company from being able to consummate the Extension or a Business Combination even if all other conditions are met.

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If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate a Business Combination by August 16, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the ordinary shares sold as part of the units in the Company’s IPO that was consummated on August 16, 2021 (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, were deposited, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public shareholders”) as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law (the foregoing three actions being referred to herein as to “wind up, redeem and liquidate”).

In connection with the Extension Amendment Proposal, each public shareholder other than the Sponsor, an officer or a director of the Company may elect (subject to the Redemption Limitation if the Redemption Limitation Amendment Proposal is not approved) to redeem their public shares upon the approval or effectiveness of the Extension at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our Business Combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed Business Combination through the Extended Date if the Extension Amendment Proposal is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed Business Combination is completed, subject to certain conditions and limitations. We are not asking you to vote on any proposed Business Combination at this time.

Based on the Trust Account balance of approximately $13,125,461 as of the date of this Proxy Statement, without taking into account any interest accruing after the date hereof, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.06 at the time of the EGM, before giving effect to any deposits into the Trust Account in connection with this Extension Amendment Proposal, as described above. The closing price of the public shares on The Nasdaq Capital Market on July 13, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.93. Shareholders may not be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

Any withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a portion of the approximately $13,125,461 that was in the Trust Account as of the date of this Proxy Statement. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on acceptable terms, or at all.

This Proxy Statement contains important information about the EGM and the Proposals. Please read it carefully and vote your shares.

This Proxy Statement is dated July [__], 2023, and is expected to be mailed to shareholders on or around July [__], 2023.

Whether or not you plan to attend the EGM, we urge you to read this material carefully and vote your shares.

July [__], 2023	By Order of the Board of Directors

/s/ Jay Madhu
Jay Madhu
Chief Executive Officer

x

xi

OXBRIDGE ACQUISITION CORP.
Suite 201, 42 Edward Street

George Town, Grand Cayman

Cayman Islands, KY1-9006

PROXY STATEMENT
EXTRAORDINARY GENERAL MEETING
To be held on August 11, 2023, at 10:00 a.m., Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Oxbridge Acquisition Corp. (the “Company”), for use at the extraordinary general meeting (the “EGM”) to be held on August 11, 2023 at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof.

At the EGM, you will be asked to vote on a proposal to extend the date by which the Company must consummate an initial business combination from August 16, 2023 to February 16, 2024 (the “Extended Date”) (or such earlier date as determined by the Board) through up to six separate one month extensions by amending the Company’s Amended and Restated Memorandum and Articles of Association. We are a blank check company incorporated as a Cayman Islands exempted company on April 12, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar initial business combination with one or more businesses (“Business Combination”). Pursuant to our Amended and Restated Memorandum and Articles of Association as amended to date we currently have until August 16, 2023 to consummate an initial business combination. Our Board believes that it is in the best interests of the shareholders that we continue our existence until the Extended Date (or such earlier date as determined by the Board) in order to allow us more time to complete our initial business combination.

In addition to considering the extension the Board at the EGM shareholders will be asked to consider and approve is submitting to shareholders (i) a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association to eliminate the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation and (ii) a proposal to amend the Company’s investment management trust agreement, dated as of August 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to extend its termination date up to six (6) times for one (1) month each time from August 16, 2023 to February 16, 2024 by depositing into the trust account for each additional one-month extension, the lesser of (a) $60,000 and (b) $0.05 for each Class A ordinary share outstanding after giving effect to the Redemption.

This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the EGM.

What is included in these materials?

These materials include:

●	This Proxy Statement for the EGM; and

●	A proxy card.

What proposals will be addressed at the EGM?

Shareholders will be asked to consider the following proposals at the EGM:

1.	A special resolution to extend the date by which the Company must consummate an initial business combination, by allowing the Company to elect to extend the period to consummate an initial business combination up to six times, each by an additional one-month period, for a total of up to six months, to February 16, 2024 (or such earlier date as determined by the Board) (the “Extension”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”);

2.	An special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Redemption Limitation Amendment Proposal”), in the form set forth in the second resolution in Annex A, to eliminate from the Amended and Restated Memorandum and Articles of Association: (i) the limitation that the Company shall not redeem the public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than the Redemption Limitation and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash equivalent that may be contained in the agreement relating to, such business combination. The Redemption Limitation Amendment, if approved, would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

3.	A proposal to approve an amendment the Company’s investment management trust agreement, dated as of August 11, 2021, as amended to date, by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to extend allowing the Company to extend the Company’s termination date for an additional six one month extensions until February 16, 2024 (the “Trust Agreement Amendment Proposal”); and

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An ordinary resolution to approve the adjournment of the EGM to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Company’s sponsor, OAC Sponsor, Ltd. (the “Sponsor”), its investors, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or (z) if the Board determines before the EGM that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Trust Agreement Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal, the “Proposals”). If the Adjournment Proposal is presented at the EGM, such proposal will be the only proposal presented at the EGM.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. If the Extension Amendment Proposal is approved and the Extension is implemented, any withdrawal of amounts from the Company’s trust account (the “Trust Account”) in connection with the redemptions will reduce the amount held in the Trust Account following the redemptions. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a portion of the approximately $13,125,461 that was in the Trust Account as of the date of this Proxy Statement. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on acceptable terms, or at all.

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If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate a Business Combination by August 16, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will wind up, redeem and liquidate. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors and officers, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

How does the Board recommend that I vote?

Our Board unanimously recommends that all shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.

Why is the Company proposing the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

Our Amended and Restated Memorandum and Articles of Association provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying Business Combination consummated by August 16, 2023.

The purpose of the Extension is to allow us more time to complete a Business Combination. On February 28, 2023, the Company announced a proposed Business Combination with Jet Token Inc. (“Jet”), as described in further detail under “Background.” However, our Board currently believes that there may not be sufficient time to complete a Business Combination by August 16, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Memorandum and Articles of Association to extend the date that we have to consummate a Business Combination to the Extended Date in order to provide our shareholders with the chance to participate in an investment opportunity.

Accordingly, our Board is proposing to extend the date by which the Company must consummate a Business Combination from August 16, 2023 to February 16, 2024, which is the “Extended Date,” through up to six separate one month extensions by amending the Company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in the first resolution in Annex A.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Public shareholders may elect (the “Election”) to redeem their public shares for a per-share price (“the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

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If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $13.1 million that was in the Trust Account as of July 14, 2023. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

What amount will holders receive upon consummation of a subsequent Business Combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us a loan (the “Extension Loan”) for the lesser of (i) $60,000 or (ii) $0.05 for each public share not redeemed in connection with the Extension Amendment Proposal for each one-month extension until February 16, 2024, to be deposited into the Trust Account. The redemption amount per share at the meeting for such Business Combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension.

The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. No Extension Loan will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The Extension Loan will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of a Business Combination. If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our Amended and Restated Memorandum and Articles of Association, and our Sponsor’s obligation to make additional contributions will terminate.

Why is the Company proposing the Redemption Limitation Amendment Proposal?

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension and the Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. The Company believes that the public shares would not be deemed to be “penny stock” because, among other reasons, such securities are listed on a national securities exchange. Accordingly, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Extension or of a Business Combination, the Amended and Restated Memorandum and Articles of Association would prevent the Company from being able to consummate the Extension or a Business Combination even if all other conditions are met.

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Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

As discussed above, the Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate a Business Combination.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with our future Business Combination. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to consummate our Business Combination.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the EGM to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve, or otherwise in connection with, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or to provide additional time to effectuate the Extension, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Sponsor, its investors, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or (z) if the Board determines before the EGM that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Extension?

Our Board will abandon the Extension if our shareholders do not approve the Extension Amendment Proposal or if the EGM is cancelled.

How do the Company insiders intend to vote their shares?

Our Sponsor owns an aggregate of 2,875,000 founder shares. Such founder shares represent 68.8% of our issued and outstanding shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, our directors and officers and the other holders of the founder shares that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, its investors, our directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the EGM, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, its investors, our directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.06 per share, based on the Trust Account balance as of the date of this Proxy Statement, which includes all deposits into the Trust Account through August 16, 2023 pursuant to the terms of the Extension, but without taking into account any interest accruing after the date hereof); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

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To the extent any such purchases by the Sponsor, its investors, our directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the EGM the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, its investors, our directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of public shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with guidance of the U.S. Securities and Exchange Commission (“SEC”), purchases of shares by the persons described above would not be permitted to be voted for the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal at the EGM and could decrease the chances that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Any public shares purchased by the Sponsor, its investors, our directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal.

Who may vote at the EGM?

Holders of the Company’s Class A ordinary shares, par value $0.0001 per share (“public shares”) and the Company’s Class B ordinary shares, par value $0.0001 per share (“founder shares”, together with public shares, “Ordinary Shares”) as of the close of business on June 23, 2023, the Record Date, are entitled to vote at the EGM. As of the Record Date, there were 4,176,952 Ordinary Shares, including 1,301,952 public shares and 2,875,000 founder shares, issued and outstanding.

How many votes must be present to hold the EGM?

Your shares are counted as present at the EGM if you attend the EGM or if you properly submit your proxy. On June 23, 2023, there were 4,176,952 Ordinary Shares, including 1,301,952 public shares and 2,875,000 founder shares, outstanding and entitled to vote. In order for us to conduct the EGM, the holders of one-third of the Ordinary Shares must be present at the EGM, either in person or by proxy. This is referred to as a quorum. Consequently, approximately 1,392,317 Ordinary Shares must be present at the EGM to constitute a quorum.

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How many votes do I have?

Each Ordinary Share (including founder shares) is entitled to one vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal. Information about the shareholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the EGM. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Jay Madhu and Wrendon Timothy, our Chief Executive Officer and Chief Financial Officer, as your representatives at the EGM. By completing and returning the proxy card, you are authorizing each of Mr. Madhu and Mr. Timothy to vote your shares at the EGM in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the EGM. Even if you plan to attend the EGM, it is strongly recommended that you complete and return your proxy card before the EGM date in case your plans change. If a proposal comes up for vote at the EGM that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	Online. If you are a shareholder of record, you may vote online before the EGM, or vote at the EGM.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

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If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	In Person at the EGM. If you are a beneficial owner of shares held in street name and you wish to vote at the EGM, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	Over the Internet. You may vote by proxy by submitting your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters. Brokers are prohibited from exercising discretionary authority on non-routine matters. Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the EGM and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required for the Extension Amendment Proposal?

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of at least two-thirds of the shareholders who attend and vote at the EGM. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.

What vote is required for the Redemption Limitation Amendment Proposal?

The Redemption Limitation Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of at least two-thirds of the shareholders who attend and vote at the EGM. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

What vote is required for the Trust Agreement Amendment Proposal?

The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

What vote is required for the Adjournment Proposal?

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at the EGM. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

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What interests do the Company’s initial shareholders, directors and officers have in the approval of the Proposals?

Our initial shareholders, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 2,875,000 founder shares. See the section entitled “The Extension Amendment Proposal — Interests of our Initial Shareholders, Directors and Officers”.

What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

Unless both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Extension will not be completed.

Our Amended and Restated Memorandum and Articles of Association as amended to date provide that we will have until August 16, 2023 to complete our initial business combination, or such later time as the members of the Company may approve in accordance with the Amended and Restated Memorandum and Articles of Association. If we are unable to complete our initial business combination by such deadline we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Agreement Amendment Are approved and the Extension is completed, the Company will have until the Extended Date to complete our initial Business Combination.

If both the Extension Amendment Proposal and the Trust Agreement Amendment are approved, we will, pursuant to the investment management trust agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders that have made the Election their portions of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date.

If both the Extension Amendment Proposal and the Trust Agreement Amendment are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, which will also increase the percentage interest in the Ordinary Shares held by the Company’s initial shareholders, directors and officers and their respective affiliates. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $13.1 million that was in the Trust Account as of July 14, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

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How do I exercise my redemption rights?

If the Extension is implemented, public shareholders may seek to redeem their public shares for the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or any other Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to the transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the EGM or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the EGM will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides that it does not want to redeem its public shares, such shareholder may withdraw the tender. If you delivered your public shares for redemption to the transfer agent and decide prior to the EGM not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

What happens to the Company’s outstanding warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by August 16, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will wind up, redeem and liquidate.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s outstanding warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt a Business Combination by the Extended Date.

All public warrants will remain outstanding and will become exercisable for one ordinary share 30 days after the completion of a Business Combination at an initial exercise price of $11.50 per warrant for a period of five years, provided that we have an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed Business Combination?

Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future Business Combination, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association.

How are votes counted?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on each Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Extension Amendment Proposal, Redemption Limitation Amendment Proposal, and the Trust Agreement Amendment Proposal and the Adjournment Proposal are each “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast on any of the Proposals.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the EGM. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the EGM and voting online if you are a shareholder of record. However, your attendance at the EGM will not automatically revoke your proxy unless you vote again at the EGM or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006 a written notice of revocation prior to the EGM.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the EGM and vote at the EGM, you must bring to the EGM a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, this will be treated as an abstention and will have no effect on any of the Proposals.

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Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Where do I find the voting results of the EGM?

We will announce preliminary voting results at the EGM. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the EGM.

Who bears the cost of soliciting proxies?

We will pay for the entire cost of soliciting proxies from our working capital. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, online, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact us at:

Oxbridge Acquisition Corp.

Suite 201, 42 Edward Street

George Town, Grand Cayman

Cayman Islands, KY1-9006

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

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THE EXTRAORDINARY GENERAL MEETING

We are furnishing this Proxy Statement to you as a shareholder of Oxbridge Acquisition Corp. as part of the solicitation of proxies by our Board for use at our EGM to be held on August 11, 2023, or any adjournment or postponement thereof.

All shareholders as of the Record Date, June 23, 2023, or their duly appointed proxies, may attend the EGM. The EGM will be in person at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006. If you were a shareholder as of the close of business on June 23, 2023, you may attend the EGM. As a registered shareholder, you will receive a proxy card with this Proxy Statement. The proxy card contains instructions on how to vote your shares online, including the website along with your control number. You will need your control number to vote online.

If you do not have your control number, contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2373 or by email at proxy@continentalstock.com. If your Ordinary Shares are held by a bank, broker or other nominee, you will need to contact your bank, broker or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact Continental Stock Transfer & Trust Company to have a control number generated. Please allow up to 72 hours for processing your request for a control number.

Date, Time, Place and Purpose of the EGM

The EGM will be held on August 11, 2023, at 10:00 a.m., Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006. You will be able to attend and vote your shares. You are cordially invited to attend the EGM, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.	A special resolution to extend the date by which the Company must consummate an initial business combination, by allowing the Company to elect to extend the period to consummate an initial business combination up to six times, each by an additional one-month period, for a total of up to six months, to February 16, 2024 (or such earlier date as determined by the Board) (the “Extension”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment Proposal”);

2.	A special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Redemption Limitation Amendment Proposal”), in the form set forth in the second resolution in Annex A, to eliminate from the Amended and Restated Memorandum and Articles of Association: (i) the limitation that the Company shall not redeem the public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than the Redemption Limitation and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash equivalent that may be contained in the agreement relating to, such business combination. The Redemption Limitation Amendment, if amended, would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.	A proposal to approve an amendment the Company’s investment management trust agreement, dated as of August 11, 2021, as amended to date by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend allowing the Company to extend the Company’s termination date for an additional six one month extensions until February 16, 2024 (the “Trust Agreement Amendment Proposal”); and

4.	An ordinary resolution to approve the adjournment of the EGM to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Company’s sponsor, OAC Sponsor Ltd. (the “Sponsor”), its investors, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or (z) if the Board determines before the EGM that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Adjournment Proposal is presented at the EGM, such proposal will be the only proposal presented at the EGM.

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Record Date, Voting and Quorum

Our Board fixed the close of business on June 23, 2023, as the Record Date for the determination of holders of our outstanding Ordinary Shares entitled to notice of and to vote on all matters presented at the EGM. As of the Record Date, there were 4,176,952 Ordinary Shares, including 1,301,952 public shares and 2,875,000 founder shares, issued and outstanding and entitled to vote. Each share entitles the holder thereof to one vote. Approximately 1,392,317 Ordinary Shares must be present at the EGM to constitute a quorum.

Required Vote

Each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote whether in person or by proxy, at the EGM.

The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

The Adjournment Proposal must be approved by an ordinary resolution, which requires the affirmative vote of a simple majority of the shareholders as, being entitled to do so, vote in person or by proxy at the EGM.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals.

Voting

You can vote your shares at the EGM by proxy or in person online.

You can vote by proxy by having one or more individuals who will be at the EGM vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the EGM is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate the Chief Executive Officer and Chief Financial Officer, each to act as your proxy at the EGM. One of them will then vote your shares at the EGM in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the Proposals presented in this Proxy Statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the EGM.

Alternatively, you can vote your shares in person by attending the EGM in person. While we know of no other matters to be acted upon at this EGM, it is possible that other matters may be presented at the EGM. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Madhu or Mr. Timothy.

A special note for those who plan to vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the EGM.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the EGM in the manner you direct. You may vote for, against, or abstain from voting for each proposal. All valid proxies received prior to the EGM will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, Ordinary Shares will be voted “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Secretary, Wrendon Timothy, at (345) 749-7569.

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Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the EGM.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the EGM. A proxy may be revoked by filing with our Chief Executive Officer (Oxbridge Acquisition Corp., Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the EGM and voting in person.

Simply attending the EGM will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the EGM

Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the EGM. If you wish to attend the EGM but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the EGM. For example, you may submit an account statement showing that you beneficially owned Ordinary Shares as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies; Expenses

The cost of preparing, assembling, printing and mailing the Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the EGM, will be borne by the Company. Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Dissent or Appraisal

Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the EGM. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Principal Offices

Our principal executive offices are located at Oxbridge Acquisition Corp., Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006. Our telephone number at such address is (345) 749-7570.

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete an initial business combination;

●	the occurrence of any event, change or other circumstances that could delay an initial business combination;

●	the anticipated benefits of an initial business combination;

●	the volatility of the market price and liquidity of our securities;

●	our public securities’ potential liquidity and trading;

●	the use of funds not held in the Trust Account;

●	the possibility of third-party claims against the Trust Account;

●	the competitive environment in which our successor will operate following an initial business combination;

●	changes in applicable laws or regulations; and

●	proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” below, as well as in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 22, 2023, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as filed with the SEC on May 12, 2023, our Registration Statement (as amended) on Form S-4, as filed with the SEC on July 7, 2023, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 22, 2023, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as filed with the SEC on May 12, 2023, our Registration Statement (as amended) on Form S-4, as filed with the SEC on July 7, 2023, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may not be able to complete our Business Combination by the Extended Date, even if the Extension Amendment Proposal is approved by our shareholders, in which case, we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate.

We may not be able to complete our Business Combination by the Extended Date, even if the Extension Amendment Proposal is approved by our shareholders. Our ability to complete our Business Combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our Annual Report on Form 10-K filed with the SEC on February 22, 2023, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as filed with the SEC on May 12, 2023, our Registration Statement (as amended) on Form S-4, as filed with the SEC on July 7, 2023, and in other reports that we file with the SEC. If we have not completed our Business Combination within such time period, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law (which foregoing three actions we refer to in this Proxy Statement as “wind up, redeem and liquidate”). Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to: disclosures in SEC filings in connection with business combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a Business Combination, and may make it more difficult to complete a Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

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If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete a business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, where it has been less than 18 months since the effective date of its IPO Registration Statement. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we are deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a Business Combination and instead liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of a Business Combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account are held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter, to hold all funds in the Trust Account in cash until the earlier of consummation of a Business Combination or liquidation of the Company. Following such liquidation of the securities held in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter, to hold all funds in the Trust Account in cash would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

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In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, but in particular following such anniversary, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. The risk of being deemed subject to the Investment Company Act increases the longer the Company holds securities (i.e., the longer past two years the securities are held), and also increases to the extent the funds in the Trust Account are not held in cash. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

The excise tax included in the Inflation Reduction Act of 2022 may decrease the value of our securities following our Business Combination, hinder our ability to consummate a Business Combination, and decrease the amount of funds available for distribution in connection with a liquidation.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock or share issuances against the fair market value of stock or share repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

As described under “The Extension Amendment Proposal — Redemption Rights,” if the deadline for us to complete a Business Combination is extended, our public shareholders will have the right to require us to redeem their Class A ordinary shares. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination — particularly one that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation — may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, (ii) the structure of the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in our ability to complete a Business Combination.

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Were we to be considered to be a “foreign person,” we might not be able to complete a Business Combination with a U.S. target company if such Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

In addition, if our potential Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. Our Sponsor, OAC Sponsor, Ltd., is a Cayman Islands exempted company. Jay Madhu, our Chief Executive Officer and a director, as well as one of the three directors of our Sponsor, is a U.S. citizen and resident of the Cayman Islands. Wrendon Timothy, our Chief Financial Officer and a director, as well as one of the three directors of our Sponsor, is a resident of the Cayman Islands. Jason Butcher, a director of our Company and the third director of our Sponsor, is a resident of the Cayman Islands. A substantial portion of the capital contributions made to our Sponsor are from non-U.S. persons. Except as disclosed herein, the Sponsor has no other substantial ties with a non-U.S. person. However, if CFIUS has jurisdiction over our Business Combination, CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination could be limited and we could be adversely affected in terms of competing with other SPACs which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the redemption value per share (as described above), and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

In the event both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities, and this risk could increase if both the Redemption Limitation Amendment Proposal and Trust Agreement Amendment Proposal is approved.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our public shares. As a result, you may be unable to sell your public shares even if the market price per share is lower than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units, ordinary shares and warrants are listed on Nasdaq. Our securities may not be, or may not continue to be, listed on Nasdaq in the future or prior to our Business Combination. In order to continue listing our securities on Nasdaq prior to our Business Combination, we must maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum amount of shareholders’ equity (generally $2.5 million) and a minimum number of holders of our securities (generally 300 public holders).

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Additionally, in connection with our Business Combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of our securities on Nasdaq. For instance, our share price would generally be required to be at least $4.00 per share, and our shareholders’ equity would generally be required to be at least $5.0 million. We may be unable to meet those initial listing requirements at that time.

On June 14, 2023, the Company received a notice from the Listing Qualifications staff of The Nasdaq Stock Market LLC that, for the previous 30 consecutive business days, the minimum Market Value of Listed Securities (“MVLS”) for the Company’s ordinary shares was below the $35 million minimum MVLS requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”). In accordance with the Nasdaq Listing Rules, the Company will have 180 calendar days (i.e., until December 11, 2023) to regain compliance with the MVLS Rule. To regain compliance with the MVLS Rule, the MVLS for the Company’s ordinary shares must be at least $35 million for a minimum of 10 consecutive business days at any time during this 180-day period. If the Company does not regain compliance with the rule by December 11, 2023, The Nasdaq Stock Market LLC will provide notice that the Company’s ordinary shares will be delisted from The Nasdaq Capital Market. In the event of such notification, the Nasdaq rules permit the Company an opportunity to appeal The Nasdaq Stock Market LLC’s determination. The Company is monitoring the MVLS of its ordinary shares and will consider options available to it to potentially achieve compliance, but it may be unable to do so. The Company’s securities are expected to continue to trade on The Nasdaq Capital Market during the 180-day period.

In the event both the Extension Amendment Proposal and the Trust Agreement Amendment is approved, redemptions by public shareholders in connection with the Extension may make it more difficult to regain compliance with the MVLS Rule and the other Nasdaq listing rules. In addition, if both the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal are approved, there could be greater redemptions of public shares, which could increase these risks.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;
●	reduced liquidity for our securities;
●	a potential determination that our ordinary shares are a “penny stock,” which would require brokers trading in our ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
●	a limited amount of news and analyst coverage; and
●	decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, ordinary shares and warrants are listed on Nasdaq, our units, ordinary shares and warrants qualify as covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

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BACKGROUND

We are a Cayman Islands exempted company incorporated on April 12, 2021, for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more target businesses (as defined above, the “Business Combination”).

Our sponsor is OAC Sponsor Ltd., a Cayman Islands exempted company (the “Sponsor”). The registration statement for our initial public offering (“IPO”) was declared effective on August 11, 2021. On August 16, 2021, we consummated our IPO of 10,000,000 units (each, a “Unit” and collectively, the “Units” and, with respect to the Class A ordinary shares included in the Units, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $100,000,000 and incurring offering costs of approximately $6,624,000, inclusive of $3,500,000 in deferred underwriting commissions. The underwriters exercised the over-allotment option in full and on August 16, 2021, purchased an additional 1,500,000 units (the “Over-Allotment Units”), generating additional gross proceeds of $15,000,000 (the “Over-Allotment”), and incurring additional offering costs of $825,000, inclusive of $525,000 of deferred underwriting commissions.

Substantially concurrently with the closing of our IPO, we completed the private sale (the “private placement”) of 5,760,000 warrants to the Sponsor and Maxim Group LLC (“Maxim”), the underwriter in our IPO, at a price of $1.00 per private placement warrant, generating gross proceeds of $5,760,000.

Upon the closing of our IPO and the private placement, $116,725,000 ($10.15 per Unit) from the net proceeds of the sale of the Units in the IPO, including a portion of the proceeds from the private placement, was deposited in a trust account, located in the United States with Continental Stock Transfer & Trust Company acting as trustee, which may only be invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations.

Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of the private placement warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination.

On November 9, 2022, the Company held an extraordinary general meeting of shareholders. At that meeting, the Company’s shareholders were presented the proposals to extend the date by which the Company must consummate a Business Combination from November 16, 2022 to August 16, 2023 (or such earlier date as determined by the Board of Directors) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “2022 Extension Amendment Proposal”). The 2022 Extension Amendment Proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (“2022 Charter Amendment”) was approved. The Company filed the 2022 Charter Amendment with the Cayman Islands Registrar of Companies on November 11, 2022.

In connection with the vote to approve the 2022 Extension Amendment Proposal, the holders of 10,313,048 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.22 per share, for an aggregate redemption amount of $105,424,960 in connection with the 2022 Extension Amendment Proposal.

The Sponsor agreed to contribute to us a loan of $575,000 (the “2022 Extension Loan”), to be deposited into the Trust Account to extend the Termination Date from November 16, 2022 to August 16, 2023. On November 14, 2022, the Company issued a promissory note (the “2022 Extension Note”) in the aggregate principal amount of $575,000 to the Sponsor, in connection with the 2022 Extension Loan. The 2022 Extension Loan was deposited into the Trust Account on November 15, 2022.

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The 2022 Extension Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of a Business Combination, or (b) the date of the liquidation of the Company.

The Company entered into a Business Combination Agreement and Plan of Reorganization on February 24, 2023, as amended by Amendment No. 1 to the Business Combination Agreement, dated as of May 11, 2023 (as amended, the “Business Combination Agreement”) with OXAC Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Oxbridge (“First Merger Sub”), Summerlin Aviation LLC (f/k/a OXAC Merger Sub II, LLC), a Delaware limited liability company and a direct wholly owned subsidiary of Oxbridge (“Second Merger Sub”), and Jet Token Inc., a Delaware corporation (“Jet Token”), pursuant to which the Company will redomicile as a Delaware corporation and immediately renamed “Jet.AI Inc.” (“Jet.AI”) (the “Domestication”), and promptly following the Domestication, (a) First Merger Sub will merge with and into Jet Token (the “First Merger”), with Jet Token surviving the merger as a wholly owned subsidiary of Jet.AI (the time at which the First Merger becomes effective, the “Effective Time”), and (b) as soon as practicable, but in any event within three days following the Effective Time and as part of the same overall transaction as the First Merger, Jet Token (as the surviving entity of the First Merger) will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger and all other transactions contemplated by the Business Combination Agreement, the “Proposed Business Combination”), with Second Merger Sub surviving the merger as a wholly owned subsidiary of Jet.AI.

The aggregate consideration payable to the stockholders of Jet.AI at the closing of the Proposed Business Combination (the “Closing”) is $105,000,000, payable through 4,500,000 in shares of the Company’s post-domestication common stock, par value $0.0001 per share (“Common Stock”), valued at $10.00 per share, as well as warrants valued at $60,000,000 using agreed-upon Black Scholes pricing model. The number of warrants will be determine at or near Closing and will be determined through the quotient of $60,000,000 and the price of each warrant as determined from the Black Scholes pricing model. There is no cash consideration in the Proposed Business Combination.

As consideration for the Mergers, at the Effective Time, each share of Jet Token common stock issued and outstanding immediately prior to the Effective Time (including shares of Jet Token common stock resulting from Jet Token’s preferred stock conversion pursuant to the Business Combination Agreement) shall be canceled and converted into the right to receive: (i) the number of shares of Common Stock equal to the Stock Exchange Ratio defined in the Business Combination Agreement (the “Per Share Stock Merger Consideration”), plus (ii) a warrant (each, a “Merger Consideration Warrant”) to acquire the number of shares of Common Stock equal to the Warrant Exchange Ratio defined in the Business Combination Agreement (the “Per Share Warrant Merger Consideration”; and together with the Per Share Stock Merger Consideration, the “Per Share Merger Consideration”), with each Merger Consideration Warrant being exercisable during the ten-year period following the Effective Time at an exercise price of $15.00 per share.

The Proposed Business Combination is subject to, among other things, the approval by the Company’s shareholders and the satisfaction of the conditions set forth in the Business Combination Agreement, including a Form S-4 registration statement being declared effective by the SEC. The principal terms of the Business Combination Agreement and the Proposed Business Combination are summarized in Oxbridge’s Current Reports on Form 8-K filed with the SEC on February 28, 2023 and May 11, 2023. Copies of the Business Combination Agreement and Amendment No. 1 are attached as exhibits to such filings, respectively, and the foregoing summary is qualified by reference to such filings. Before making any voting decision, investors and security holders of the Company are urged to read the registration statement, the proxy statement/prospectus contained therein, and amendments thereto, the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its shareholders’ meeting to be held to approve the Proposed Business Combination, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Company, Jet Token and the Proposed Business Combination. This Proxy Statement is not a proxy statement or solicitation of a proxy, consent or authorization in respect of the Proposed Business Combination and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval in connection with the Proposed Business Combination, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. There can be no assurance that the Proposed Business Combination will be completed even if the Extension Amendment Proposal is approved by the Company’s shareholders.

Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

On the record date of the EGM, there were 4,176,952 shares outstanding, of which 1,301,952 were public shares and 2,875,000 were founder shares. The founder shares carry voting rights in connection with each Proposal, and we have been informed by our Sponsor, our directors and officers, and certain of our advisors and their affiliates that hold 2,875,000 founder shares in the aggregate, that they intend to vote in favor of each Proposal.

Our principal executive offices are located at Suite 21, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, and our telephone number is (345) - 749-7570.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of June 23, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

●	each of our executive officers and directors that beneficially owns Ordinary Shares; and

●	all our executive officers and directors as a group.

As of June 23, 2023, there were a total of 4,176,952 Ordinary Shares issued and outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares			Approximate Percentage
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)		Approximate Percentage of Class	of Outstanding Ordinary Shares
OAC Sponsor Ltd.(3)	—	—	2,875,000	(2)	100.0%	68.83%
Jay Madhu	—	—	—		—	—
Wrendon Timothy	—	—	—		—	—
Jason Butcher	—	—	—		—	—
Allan Martin	—	—	—		—	—
William Yankus	—	—	—		—	—
Owl Creek Asset Management L.P. (4)	166,000	12.75%	—		—	3.97%
River North SPAC Arbitrage Fund (5)	147,248	11.31%	—		—	3.53%
Walleye Opportunities Master Fund and affiliates(6)	202,225	15.53%	—		—	4.84%
All officers and directors as a group (5 individuals)	—	—	—		—	—

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006.

(2)	Interests shown consist solely of founders shares, classified as Class B ordinary shares.

(3)	OAC Sponsor Ltd. is the record holder of the shares reported herein. Each of our directors and officers have direct or indirect membership interests in OAC Sponsor Ltd. OAC Sponsor Ltd. is governed and controlled by a board of directors of 3 members, Jay Madhu, Wrendon Timothy, and Jason Butcher. Each director has one vote, and the approval of a majority is required to approve an action. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by a majority comprised of two or more individuals of a three-member (or greater) board, and a voting and dispositive decision requires the approval of a majority of those individuals, none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to OAC Sponsor Ltd. Based on the foregoing, no director exercises voting or dispositive control over any of the securities held by OAC Sponsor Ltd. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly. Each of our officers, directors and advisors is, directly or indirectly, a member of our Sponsor.

(4)	Based solely upon information contained in the Schedule 13G filed with the SEC on February 9, 2023 by Owl Creek Asset Management, L.P. The address of the business office of the foregoing reporting person 640 Fifth Avenue, New York, NY 10019.

(5)	Based solely upon information contained in non-objecting beneficial shareholder list as of record date, June 23, 2023.

(6)	Based solely upon information contained in non-objecting beneficial shareholder list as of record date, June 23, 2023.

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PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to extend the date by which the Company must consummate a Business Combination, by allowing the Company to elect to extend the period to consummate a Business Combination up to six times, each by an additional one-month period, for a total of up to six months, to February 16, 2024 (or such earlier date as determined by the Board) (the “Extension”) by amending the Company’s Amended and Restated Memorandum and Articles of Association.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a Business Combination. The approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate a Business Combination by August 16, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this Proxy Statement in Annex A.

The Board’s Reasons for the Extension Amendment Proposal

Our Amended and Restated Memorandum and Articles of Association as amended to date provide that if our shareholders approve an extension of our obligation to redeem all of our shares if we do not complete our Business Combination by August 16, 2023, we will provide our public shareholders with the opportunity to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, subject to the Redemption Limitation if the Redemption Limitation Amendment Proposal is not approved. We believe that this provision of the Amended and Restated Memorandum and Articles of Association was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association.

Given our expenditure of time, effort and money to identify potential targets for a potential Business Combination, and our announcement of the Proposed Business Combination, our Board believes current circumstances warrant providing the public shareholders with an opportunity to consider this Proposed Business Combination, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so.

Please see “Questions and Answers About the EGM — Why should I vote ‘FOR’ the Extension Amendment Proposal?” for a discussion of deposits into the Trust Account that the Company has agreed to make if the Extension Amendment Proposal is approved.

You are not being asked to vote on a proposed Business Combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on any proposed Business Combination when and if one is submitted to shareholders and the right to redeem your public shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event a proposed Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.

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If the Extension is not completed and we have not consummated a Business Combination by August 16, 2023, we will automatically wind up, dissolve and liquidate starting on August 16, 2023.

There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. In the event of a liquidation, our initial shareholders will not receive any monies held in the trust account as a result of its ownership of the founder shares or the private placement warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved to extend the time it has to complete a Business Combination until the Extended Date, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its public units, Ordinary Shares and warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

The approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $13,125,461 that was in the Trust Account as of July 14, 2023. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is completed but the Company does not consummate a Business Combination, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A ordinary shares in consideration of a per-share price, payable in cash, equal to the amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Class A ordinary shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event we wind up.

You are not being asked to vote on a proposed Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a proposed Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

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Interests of our Initial Shareholders, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our initial shareholders, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholders. These interests include, among other things:

●	Ownership of 2,875,000 founder shares.

●	In order to finance transaction costs in connection with a Business Combination, our initial shareholders or an affiliate of our initial shareholders, or the Company’s directors or officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination without interest or, at the lender’s discretion, up to $1,500,000 of the Working Capital Loans may be converted upon consummation of a Business Combination into warrants at a price of $1.00 per warrant. In the event that a Business Combination does not close, the Company may use a portion of the proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

●	Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality, or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of: (i) $10.15 per public share; and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of our underwriters against certain liabilities, including liabilities under the Securities Act.

●	The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the general meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Agreement are approved, and the Extension is implemented, the Company will provide public shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable). You will be able to redeem your public shares in connection with any shareholder vote to approve a proposed Business Combination or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AGREEMENT AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on August 9, 2023 (two business days before the EGM), you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your public shares to Continental Stock Transfer & Trust Company electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on August 9, 2023 (two business days before the EGM) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal and the Trust Amendment Agreement are approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the EGM.

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Through the DWAC system, this electronic delivery process can be accomplished by the shareholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior 5:00 p.m. Eastern Time on August 9, 2023 (two business days before the EGM) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the EGM that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the EGM not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal and the Trust Agreement Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $11.10 at the time of the EGM. The closing price of the public shares on July 13, 2023 was $10.93.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on August 9, 2023 (two business days before the EGM). If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved or if they are abandoned, these shares will be returned promptly following the EGM as described above.

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Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Company’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of the Company’s shares; and

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

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WE URGE HOLDERS OF THE COMPANY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal One: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If the Company is considered a “passive foreign investment company” for these purposes (which the Company will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants or rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Redeeming U.S. Holders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants and rights) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

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Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that Redeeming U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the Redeeming U.S. Holder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, Redeeming U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (“PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

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If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares, rights or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights or warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

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It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our shares. The remainder of this paragraph assumes that a QEF election is not available with respect to our rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

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Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, rights and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal One: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a Redeeming U.S. Holder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

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Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●	such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such Redeeming Non-U.S. Holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares, rights or warrants.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your public shares.

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Required Vote

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of at least two-thirds of the shareholders who attend and vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 2,875,000 Ordinary Shares, representing approximately 68.83% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or Ordinary Shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal or the Trust Agreement Amendment Proposal and elected to redeem their Ordinary Shares for a pro rata portion of the Trust Account.

Full Text of the Resolution

Please see Annex A for the full text of the resolution to be proposed at the EGM in respect of the Extension Amendment Proposal which includes the proposed amendment to the Amended and Restated Memorandum and Articles of Association.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

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PROPOSAL TWO — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

The Redemption Limitation Amendment Proposal

The Redemption Limitation Amendment Proposal asks the Company’s shareholders to approve an amendment to the Amended and Restated Memorandum and Articles of Association in the form set forth in the second resolution in Annex A of this Proxy Statement, by way of special resolution, to eliminate from the Amended and Restated Memorandum and Articles of Association the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

The Board’s Reasons for the Redemption Limitation Amendment Proposal

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension and a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. The Company believes that the public shares would not be deemed to be “penny stock” because, among other reasons, such securities are listed on a national securities exchange. Accordingly, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Extension or of a Business Combination, the Amended and Restated Memorandum and Articles of Association would prevent the Company from being able to consummate the Extension or a Business Combination even if all other conditions are met.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal is Approved

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate a Business Combination.

Required Vote

The Redemption Limitation Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of at least two-thirds of the shareholders who attend and vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Redemption Limitation Amendment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Redemption Limitation Amendment Proposal.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. On the Record Date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 2,875,000 Ordinary Shares, representing approximately 68.83% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or Ordinary Shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Redemption Limitation Amendment Proposal and elected to redeem their Ordinary Shares for a pro rata portion of the Trust Account.

Full Text of the Resolution

Please see Annex A for the full text of the resolution to be proposed at the EGM of the Company in respect of the Redemption Limitation Amendment Proposal which includes the proposed amendment to the Amended and Restated Memorandum and Articles of Association.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

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PROPOSAL THREE – THE TRUST AGREEMENT AMENDMENT PROPOSAL

The Company is proposing to amend our existing Trust Agreement, dated as of August 11, 2021, to allow the Company to extend the time by which the Company must complete a Business Combination up to six times for one month each time from August 16, 2023 to February 16, 2024 by depositing into the Trust Account, for each additional one-month extension, the lesser of (a) $60,000 and (b) $0.05 for each Class A ordinary share outstanding after giving effect to the redemptions. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The Trust Agreement Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a Business Combination.

The Board’s Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Company’s date by which the Company must complete a Business Combination up to six times for one month each time from August 16, 2023 to February 16, 2024 by depositing into the Trust Account, for each additional one-month extension, the lesser of (a) $60,000 and (b) $0.05 for each Class A ordinary share outstanding after giving effect to redemptions, provided that each applicable extension payment is deposited into the Trust Account on or prior to the date of the same applicable deadline.

Approval of each of the Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Furthermore, if the Redemption Limitation Amendment is not approved, the Company will not proceed with the Extension or the redemptions if the Company will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

If the Trust Agreement Amendment Proposal Is Not Approved

The approval of the Trust Agreement Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.

If the Extension is not completed and we have not consummated an initial business combination by August 16, 2023 we will automatically wind up, liquidate and dissolve starting on august 16, 2023.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our initial shareholders will not receive any monies held in the Trust Account as a result of its ownership of the private shares (i.e. founder shares) or the private placement warrants.

If the Trust Agreement Amendment Proposal Is Approved

If the Extension Amendment and the Trust Agreement Amendment are approved, the amendment to the Trust Agreement in substantially the form of Annex B hereto will be executed (with any immaterial or conforming changes deemed necessary by the Trustee and Company management) and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this EGM, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Unless the Redemption Limitation Amendment is approved and implemented, the Company will not proceed with the Extension or the Redemption if the Company will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

Full Text Resolution

“RESOLVED, with the approval of the affirmative vote of holders of at least 65% of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, that the Company is authorized to enter into an amendment to the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, in substantially the form set forth in Annex B to the proxy statement for this meeting.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Trust Agreement Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

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PROPOSAL FOUR — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the EGM to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Sponsor, its investors, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or (z) if the Board determines before the EGM that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal. If the Adjournment Proposal is presented at the EGM, such proposal will be the only proposal presented at the EGM. The Board expects to exercise its discretion to adjourn the EGM indefinitely in accordance with clause (z) of this paragraph in the event that the Redemption Limitation Amendment Proposal is not approved and elections to redeem public shares are received in an aggregate amount that would cause us to have less than $5,000,001 of net tangible assets following such redemptions and the Board has not determined to adjourn the EGM as described in clause (y) of this paragraph. In no event will our Board adjourn the EGM in accordance with clause (x) or (y) of this paragraph beyond August 11, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the EGM to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Sponsor, its investors, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or (z) if the Board determines before the EGM that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Required Vote

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

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OTHER MATTERS

Householding Information

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the EGM, you should contact the Company at the following address and telephone number:

Oxbridge Acquisition Corp.

Suite 201, 42 Edward Street

George Town, Grand Cayman

Cayman Islands, KY1-9006

(345) 749-7570

If you are a shareholder of the Company and would like to request documents, please do so by July [__], 2023, in order to receive them before the EGM. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

OXBRIDGE ACQUISITION CORP.

FIRST RESOLUTION

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in their entirety and the insertion of the following language in its place:

49.7	Notwithstanding anything to the contrary in the Articles or in the prospectus relating to the IPO, in the event that the Company does not consummate a Business Combination by the latest of (1) August 16, 2023 (or such earlier date as determined by the Board), and (2) such later time as the Members may approve in accordance with the Articles (such latest date, the “Termination Date”), the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

Notwithstanding the foregoing, or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by August 16, 2023, the Company may, without another vote of the Members, elect to extend the date to consummate the Business Combination on a monthly basis for up to six times by an additional one month each time after August 16, 2023, by resolution of the Directors, if requested by the Sponsor in writing, and upon two days’ advance notice prior to the applicable termination date, until February 16, 2024, provided that Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit the lesser of (i) $60,000, or (y) $0.05 per share for each public share that is not redeemed in connection with the Extraordinary General Meeting held on August 11, 2023 into trust in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Neither the Sponsor nor its affiliates or designees are obligated to fund the trust account to extend the time for the Company to complete the Business Combination.”

SECOND RESOLUTION

“RESOLVED, as a special resolution that the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

1.	The deletion of the existing Article 48.2 in its entirety and the insertion of the following language in its place:

49.2	Prior to the consummation of a Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)	provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

2.	The deletion of the existing Article 49.4 in its entirety and the insertion of the following language in its place:

49.4	At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorized to consummate such Business Combination.

3.	The deletion of the existing Article 49.5 in its entirety and the insertion of the following language in its place:

49.5	Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.

4.	The deletion of the existing Article 49.8 in its entirety and the insertion of the following language in its place:

49.8	Notwithstanding anything to the contrary in the Articles or in the prospectus relating to the IPO, in the event that any amendment is made to the Articles subsequent to February 16, 2024:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by the Termination Date; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

A-1

ANNEX B

PROPOSED AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment (this “Amendment”), dated as of August 16, 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Oxbridge Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of August 11, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at an extraordinary general meeting of the Company held on August 11, 2023 (the “EGM”), the Company’s shareholders approved (A) a proposal to extend the date by which the Company must consummate an initial business combination up to six times for one month each time from August 16, 2023 to February 16, 2024 (which extension and later date we refer to as the “Extension” and the “Extended Date,” respectively) by amending the Company’s amended and restated memorandum and articles of association; and (B) a proposal to amend the Trust Agreement to allow the Company to extend the time by which it must close on a Business Combination up to six times for one month each time from August 16, 2023 to February 16, 2024 by depositing into the trust account, for each additional one-month extension, the lesser of (a) $60,000 and (b) $0.05 for each Class A ordinary share outstanding (each an “Extension Payment”) after taking into account any redemptions in connection with the solicitation of such shareholder approval at the EGM.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company (and in the case of Exhibit A, jointly signed by the Representative), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including any amounts representing interest earned on the Trust Account, less interest previously released to, or reserved for use by, the Company in an amount up to $100,000 to pay dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay taxes as provided in this Agreement only as directed in the Termination Letter and the other documents referred to therein; provided that, in the event that a Termination Letter has not been received by the Trustee by:

(A) August 16, 2023 (“Termination Date”); or

(B) if the Chief Executive Officer, Chief Financial Officer or Chairman of the Board extends the time to complete the Business Combination by one (1) month, the date that is one month after the Termination Date, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the Termination Date; or

(C) if the Chief Executive Officer, Chief Financial Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is two months after the Termination Date, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is one month after the Termination Date; or

(D) if the Chief Executive Officer, Chief Financial Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is three months after the Termination Date, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is two months after the Termination Date; or

(E) if the Chief Executive Officer, Chief Financial Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is four months after the Termination Date, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is three months after the Termination Date; or

(F) if the Chief Executive Officer, Chief Financial Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is five months after the Termination Date, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is four months after the Termination Date; or

(G) if the Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is six months after the Termination Date, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is five months after the Termination Date;

but if the Company has not completed the Business Combination within the applicable monthly anniversary of the Termination Date (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date. The form of any extension contemplated by this Section 1(i) shall be in substantially the form attached hereto as Exhibit E. The Trustee agrees to serve as the paying agent of record (“Paying Agent”) with respect to any distribution of Property that is to be made to the Public Shareholders and, in its separate capacity as Paying Agent, agrees to distribute such Property directly to the Company’s Public Shareholders in accordance with the terms of this Agreement and the Company’s amended and restated memorandum and articles of association in effect at the time of such distribution;”

2. A new Exhibit E to the Trust Agreement is hereby added as follows:

B-1

EXHIBIT E

[Letterhead of Company]
[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez
Re: Trust Account No. [               ] Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Ox Acquisition Corp (“Company”) and Continental Stock Transfer & Trust Company, dated as of October 19, 2021, as amended (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from                  to                 (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Extension Payment, which will be wired to you, into the Trust Account investments upon receipt.

This is the                 of up to six Extension Letters.

Very truly yours,

OXBRIDGE ACQUISITION CORP

By:
Name:
Title:

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

OXBRIDGE ACQUISITION CORP

By:
Name:	Wrendon Timothy
Title:	Chief Financial Officer

B-2

OXBRIDGE ACQUISITION CORP.

Suite 201, 42 Edward Street

George Town, Grand Cayman

Cayman Islands, KY1-9006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

OXBRIDGE ACQUISITION CORP.

The undersigned hereby appoints Jay Madhu and Wrendon Timothy, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the ordinary shares of Oxbridge Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on June 23, 2023 at the Extraordinary General Meeting to be held on August 11, 2023, at 10:00 a.m., Eastern Time, or any adjournment or postponement thereof and authorizes and instructs said proxies to vote in the manner directed below. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the meeting shall be at Suite 201, 42 Edward Street, George Town, Grand Cayman, Cayman Islands, KY1-9006.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE AND TWO.

(Continued, and to be marked, dated and signed, on the other side)

OXBRIDGE ACQUISITION CORP.

EXTRAORDINARY MEETING OF SHAREHOLDERS

AUGUST 11, 2023

This Company’s Proxy Statement is available at:

https://www.cstproxy.com/oxac/2023

Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☒

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS ONE TWO AND THREE.

Extension Amendment Proposal

1	A special resolution to approve the extension of the date by which the Company must consummate a Business Combination, by allowing the Company to elect to extend the period to consummate an initial business combination up to six times, each by an additional one-month period, for a total of up to six months, to February 16, 2024, by amending the Company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in the first resolution in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal”).

☐ For	☐ Against	☐ Abstain

Redemption Limitation Amendment Proposal

2.	A special resolution to eliminate: (i) the limitation that Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shared issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001; and (ii the limitation that Company shall not consummate business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination (collectively, the “Redemption Limitation”), by amending the Company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in the second resolution in Annex A to the accompanying Proxy Statement.

☐ For	☐ Against	☐ Abstain

Trust Agreement Amendment Proposal

3.	A proposal to amend the Company’s investment management trust agreement, dated as of August 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company allowing the Company to extend the business combination period from August 16, 2023 to February 16, 2024 and to make confirming changes to the Trust Agreement (the “Trust Agreement Amendment Proposal”).

	☐ For	☐ Against	☐ Abstain

Adjournment Proposal

4.	An ordinary resolution to approve the adjournment of the EGM to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Sponsor, its investors, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or (z) if the Board determines before the EGM that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal.

☐ For	☐ Against	☐ Abstain

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date __________, 2023

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.